Exhibit 99.(16)

POWER OF ATTORNEY

I, Richard Q. Armstrong, as Trustee of UBS Investment Trust, UBS Money Series, PACE Select Advisors Trust, UBS Managed Municipal Trust, Master Trust and UBS Municipal Money Market Series (each a “Trust”), hereby constitute and appoint Joseph Allessie, Mark F. Kemper, Eric Sanders, Keith A. Weller, Jack W. Murphy, Stephen H. Bier, Julien Bourgeois, Lisa R. Price and Stephen T. Cohen, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of each Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Richard Q. Armstrong
Richard Q. Armstrong
Trustee

November 22, 2010

POWER OF ATTORNEY

I, Alan S. Bernikow, as Trustee of UBS Investment Trust, UBS Money Series, PACE Select Advisors Trust, UBS Managed Municipal Trust, Master Trust and UBS Municipal Money Market Series (each a “Trust”), hereby constitute and appoint Joseph Allessie, Mark F. Kemper, Eric Sanders, Keith A. Weller, Jack W. Murphy, Stephen H. Bier, Julien Bourgeois, Lisa R. Price and Stephen T. Cohen, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of each Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Alan S. Bernikow
Alan S. Bernikow
Trustee

November 22, 2010

POWER OF ATTORNEY

I, Richard R. Burt, as Trustee of UBS Investment Trust, UBS Money Series, PACE Select Advisors Trust, UBS Managed Municipal Trust, Master Trust and UBS Municipal Money Market Series (each a “Trust”), hereby constitute and appoint Joseph Allessie, Mark F. Kemper, Eric Sanders, Keith A. Weller, Jack W. Murphy, Stephen H. Bier, Julien Bourgeois, Lisa R. Price and Stephen T. Cohen, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of each Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Richard R. Burt
Richard R. Burt
Trustee

November 22, 2010

POWER OF ATTORNEY

I, Meyer Feldberg, as Trustee of UBS Investment Trust, UBS Money Series, PACE Select Advisors Trust, UBS Managed Municipal Trust, Master Trust and UBS Municipal Money Market Series (each a “Trust”), hereby constitute and appoint Joseph Allessie, Mark F. Kemper, Eric Sanders, Keith A. Weller, Jack W. Murphy, Stephen H. Bier, Julien Bourgeois, Lisa R. Price and Stephen T. Cohen, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of each Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Meyer Feldberg
Meyer Feldberg
Trustee

November 22, 2010

POWER OF ATTORNEY

I, Bernard H. Garil, as Trustee of UBS Investment Trust, UBS Money Series, PACE Select Advisors Trust, UBS Managed Municipal Trust, Master Trust and UBS Municipal Money Market Series (each a “Trust”), hereby constitute and appoint Joseph Allessie, Mark F. Kemper, Eric Sanders, Keith A. Weller, Jack W. Murphy, Stephen H. Bier, Julien Bourgeois, Lisa R. Price and Stephen T. Cohen, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of each Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Bernard H. Garil
Bernard H. Garil
Trustee

November 22, 2010

POWER OF ATTORNEY

I, Heather R. Higgins, as Trustee of UBS Investment Trust, UBS Money Series, PACE Select Advisors Trust, UBS Managed Municipal Trust, Master Trust and UBS Municipal Money Market Series (each a “Trust”), hereby constitute and appoint Joseph Allessie, Mark F. Kemper, Eric Sanders, Keith A. Weller, Jack W. Murphy, Stephen H. Bier, Julien Bourgeois, Lisa R. Price and Stephen T. Cohen, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of each Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Heather R. Higgins
Heather R. Higgins
Trustee

November 22, 2010

POWER OF ATTORNEY

I, Barry M. Mandinach, as Trustee of UBS Investment Trust, UBS Money Series, PACE Select Advisors Trust, UBS Managed Municipal Trust, Master Trust and UBS Municipal Money Market Series (each a “Trust”), hereby constitute and appoint Joseph Allessie, Mark F. Kemper, Eric Sanders, Keith A. Weller, Jack W. Murphy, Stephen H. Bier, Julien Bourgeois, Lisa R. Price and Stephen T. Cohen, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of each Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Barry M. Mandinach
Barry M. Mandinach
Trustee

November 22, 2010

POWER OF ATTORNEY

I, Mark E. Carver, as President of UBS Investment Trust, UBS Money Series, PACE Select Advisors Trust, UBS Managed Municipal Trust, Master Trust and UBS Municipal Money Market Series (each a “Trust”), hereby constitute and appoint Joseph Allessie, Mark F. Kemper, Eric Sanders, Keith A. Weller, Jack W. Murphy, Stephen H. Bier, Julien Bourgeois, Lisa R. Price and Stephen T. Cohen, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as President of each Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Mark E. Carver
Mark E. Carver
President

November 22, 2010

POWER OF ATTORNEY

I, Thomas Disbrow, as Vice President and Treasurer of UBS Investment Trust, UBS Money Series, PACE Select Advisors Trust, UBS Managed Municipal Trust, Master Trust and UBS Municipal Money Market Series (each a “Trust”), hereby constitute and appoint Joseph Allessie, Mark F. Kemper, Eric Sanders, Keith A. Weller, Jack W. Murphy, Stephen H. Bier, Julien Bourgeois, Lisa R. Price and Stephen T. Cohen, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Vice President and Treasurer of each Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

November 22, 2010